Intangible assets	12 Months Ended
Dec. 31, 2018
Intangible assets and goodwill [abstract]
Disclosure of intangible assets [text block]
(16)	Intangible assets

The balances as of December 31, 2018 and 2017 for $949,355 and $1,040,042 are mainly comprised of trade names and customer relationships derived from the purchase transaction of the Acquired Co. I (note 4). Customer relationships are generally amortized over 15 years based on the pattern of revenue expected to be generated from the use of the asset.

Indefinite life intangible assets are initially recorded at their fair value and are not amortized, but they are reviewed for impairment at least annually or more frequently if impairment indicators arise.

During 2018, the Company decide to discontinue a product line that it was no longer producing and did not have any success in selling the trademarks associated with that line. Accordingly, an impairment charge of $11,756 in trade names was recognized. The remaining intangible assets were evaluated internally and an independent external impairment study was performed to determine the fair value. This study resulted in impairment charges of $3,535 in the trade names in addition to the amounts listed above. The total impairment charges recognized during 2018 for intangible assets were $21,430.

Intangible assets consist of the following:

	2018	2017	2016
Amortizable intangible assets
Customer relationships	$1,020,500	1,028,747	-
Accumulated amortization	(95,911)	(34,876)	-
Impairment loss	(6,139)	-	-
Total net amortizable intangible assets	918,450	993,871	-
Trade names not subject to amortization	46,196	46,171	-
Impairment loss	(15,291)	-	-
Total intangible assets	$949,355	1,040,042	-